Exhibit 1.1

Execution Version

TPG RE FINANCE TRUST, INC.

(a Maryland corporation)

6,000,000 Shares of Common Stock, $0.001 par value per share

UNDERWRITING AGREEMENT

Dated: March 14, 2019

TPG RE FINANCE TRUST, INC.

(a Maryland corporation)

6,000,000 Shares of Common Stock

UNDERWRITING AGREEMENT

March 14, 2019

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

As Representative of the several Underwriters

Ladies and Gentlemen:

TPG RE Finance Trust, Inc., a Maryland corporation (the “Company”), and TPG RE Finance Trust Management, L.P., a Delaware limited partnership (the “Manager”), hereby confirm their respective agreements with Morgan Stanley & Co. LLC (“Morgan Stanley”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom Morgan Stanley is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of common stock, $0.001 par value per share, of the Company (“Common Stock”) set forth in Schedule A hereto totaling 6,000,000 shares of Common Stock in the aggregate and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 900,000 additional shares of Common Stock. The aforesaid 6,000,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 900,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-226642) covering the public offering and sale of certain securities, including the Securities, under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder (the “1933 Act Regulations”), which automatic shelf registration statement became effective under Rule 462(e) under the 1933 Act Regulations. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the 1933 Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. Each preliminary prospectus supplement and the base prospectus used in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as a “preliminary prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus relating to the Securities in accordance with the provisions of Rule 424(b) under the 1933 Act Regulations (“Rule 424(b)”). The final prospectus supplement and base prospectus, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 4:30 P.M., New York City time, on March 14, 2019 or such other time as agreed by the Company and the Representative.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses (as defined below) issued prior to the Applicable Time, the most recent preliminary prospectus (including any documents incorporated or deemed to be incorporated by reference therein) that is distributed to investors prior to the Applicable Time and the information included on Schedule B-1 hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) of the 1933 Act Regulations (“Rule 433(d)(8)(i)”), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) of the 1933 Act Regulations because it contains a description of the Securities or of the offering of the Securities that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the 1933 Act Regulations.

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as specified in Schedule B-2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder (the “1934 Act Regulations”), incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus, the General Disclosure Package or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

SECTION 1.    Representations and Warranties.

(a)    Representations and Warranties by the Company. The Company represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Time (as defined below) and each Date of Delivery (as defined below), if any, and agrees with each Underwriter, as follows:

(i)    Registration Statement and Prospectuses. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and the Securities have been and remain eligible for registration by the Company on such automatic shelf registration statement. Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the 1933 Act have been instituted or are pending or, to the knowledge of the Company, threatened by the Commission. The Company has complied with each request, if any, from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, the Applicable Time, the Closing Time and each Date of Delivery, if any, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at their respective issue dates, the time each was filed with the Commission, the Applicable Time, the Closing Time and each Date of Delivery, if any, complied and will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities was or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

(ii)    Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at the time it became effective, the date hereof, the Closing Time or any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, the Closing Time and each Date of Delivery, if any, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, at its issue date, the time of any filing with the Commission pursuant to Rule 424(b), the Closing Time or any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The representations and warranties in this Section 1(a)(ii) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto) or the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the first and second paragraphs (including, for the avoidance of doubt, information in bullet points) under the heading “Underwriting—Stabilization, Short Positions and Penalty Bids” and the information under the heading “Underwriting—Electronic Distribution,” in each case contained in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

(iii)    Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated or deemed to be incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.    Any offer that is a written communication relating to the Securities made prior to the initial filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 under the 1933 Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163. Each Issuer Free Writing Prospectus conformed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the 1933 Act Regulations. The Company has not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative; provided, that such consent is deemed to have been given with respect to each Issuer Free Writing Prospectus, if any, identified on Schedule B-2. The Company has retained in accordance with the 1933 Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the 1933 Act Regulations.

(iv)    Well-Known Seasoned Issuer. (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Securities in reliance on the exemption provided by Rule 163, and (D) at the Applicable Time, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405).

(v)    Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, the earliest time thereafter that the Company or other offering participant made a bona fide offer of the Securities (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) and the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(vi)    Independent Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants with respect to the Company as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the Public Company Accounting Oversight Board.

(vii)    Financial Statements; Non-GAAP Financial Measures. The financial statements of the Company included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial condition of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, comprehensive income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified, and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods presented. The supporting schedules, if any, relating to the Company and its consolidated subsidiaries present fairly in all material respects in accordance with GAAP the information required to be stated therein. The summary financial information and the selected financial and operating data included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited or unaudited, as applicable, financial statements of the Company included or incorporated or deemed to be incorporated by reference therein. Except as included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated or deemed to be incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act, and Item 10 of Regulation S-K under the 1933 Act, in each case to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(viii)    No Material Adverse Change. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial condition, results of operations, cash flows or prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (collectively, a “Material Adverse Change”), (B) there have been no transactions entered into by the Company or any of its subsidiaries which are material with respect to the Company and its subsidiaries considered as one enterprise, (C) there has been no liability or obligation, direct or contingent (including off-balance sheet obligations), which is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or any of its subsidiaries and (D) except for regular quarterly distributions on the Common Stock and the Company’s Class A common stock, $0.001 par value per share (“Class A Common Stock”), there has been no distribution of any kind declared, paid or made by the Company on any class of its shares of capital stock.

(ix)    Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, has all corporate power and authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under this Agreement, and is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to have, singly or in the aggregate, a material adverse effect on (i) the business, properties, financial condition, results of operations, cash flows or prospects of the Company and its subsidiaries considered as one enterprise or (ii) the performance by the Company of its obligations under this Agreement (collectively, a “Material Adverse Effect”).

(x)    Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “Subsidiary”) has been duly organized or formed, as applicable, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, has corporate, trust, partnership, limited liability company or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding ownership interests in each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through wholly-owned subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding ownership interests in any Subsidiary were issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries of the Company listed on Schedule D to this Agreement.

(xi)    Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement, the General Disclosure Package and the

Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise, exchange or conversion of convertible or exchangeable securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus). The outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, were issued in accordance with all applicable securities laws and conform in all material respects to all statements relating thereto in the Registration Statement, the General Disclosure Package and the Prospectus and none of such outstanding shares of capital stock were issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights of any securityholder of the Company. There are no outstanding instruments convertible into or exchangeable for any capital stock of the Company other than shares of Class A Common Stock of the Company convertible into shares of Common Stock as described in the Registration Statement, the General Disclosure Package and the Prospectus or any outstanding options, rights or warrants to purchase or subscribe for shares of capital stock of the Company. The Company does not have any debt or preferred equity securities that are rated by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the 1934 Act).

(xii)    No Equity Awards. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not granted to any person or entity a stock option or other equity-based award of or relating to Common Stock or any security convertible into or exchangeable for Common Stock pursuant to an equity-based compensation plan or otherwise.

(xiii)    Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xiv)    Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when the Securities have been issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Securities will be validly issued, fully paid and non-assessable and will not be subject to any preemptive rights, resale rights, rights of first offer or refusal or other similar rights. The Securities conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. No holder of Securities will be subject to personal liability by reason of being such a holder. The certificates, if any, to be used to evidence the Securities will, at the Closing Time, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the Company’s Articles of Amendment and Restatement (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”) and the requirements of the New York Stock Exchange.

(xv)    Registration Rights. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus and properly waived, there are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or the Prospectus or otherwise by the Company under the 1933 Act or to have securities included as part of the offering of the Securities.

(xvi)    Description of Contracts; Accuracy of Exhibits. All descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of leases, contracts, franchises, indentures, mortgages, loan agreements, notes or other agreements or instruments

(collectively, “Agreements and Instruments”) to which the Company or any of its subsidiaries are a party are accurate in all material respects. There are no Agreements and Instruments that are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or filed or incorporated by reference as required.

(xvii)    No Violation or Default. Neither the Company nor any of its subsidiaries is (A) in violation of its charter, by-laws, limited liability company agreement, certificate of limited partnership, limited partnership agreement or similar organizational documents, (B) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Agreement and Instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or (C) in violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency, body or other authority (each, a “Governmental Entity”) having jurisdiction over the Company or any of its subsidiaries or properties or assets, except, in the case of clauses (B) and (C) above, for any such default or violation that would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(xviii)    No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, or the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries pursuant to, any Agreement and Instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the provisions of the charter, by-laws, limited liability company agreement, certificate of limited partnership, limited partnership agreement or similar organizational documents of the Company or any of its subsidiaries or (C) result in the violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any Governmental Entity having jurisdiction over the Company or any of its subsidiaries or properties or assets, except, in the case of clauses (A) and (C) above, for any such conflict, breach, violation, default, acceleration, lien, charge or encumbrance that would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(xix)    No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any Governmental Entity is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities or the consummation of the transactions contemplated by this Agreement, except (A) for such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have already been obtained or made, (B) for such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the New York Stock Exchange or under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters and (C) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(xx)    Legal Proceedings. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any properties or assets of the Company or any of its subsidiaries is the subject that, singly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect. No such investigations, actions, suits or proceedings have been, to the knowledge of the Company, threatened by any Governmental Entity or threatened by others, except as would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, and there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required to be described under the 1933 Act in the Registration Statement, the General Disclosure Package or the Prospectus that are not so described in the Registration Statement, the General Disclosure Package and the Prospectus.

(xxi)    Title to Real and Personal Property. Except as would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, the Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to own, lease or otherwise use, all items of real and personal property and assets (other than intellectual property, which is subject to Section 1(a)(xxii) below), in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except (A) as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus or (B) those that do not materially interfere with the use made and proposed to be made of such property or assets by the Company and its subsidiaries.

(xxii)    Title to Intellectual Property. Except as would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, (A) the Company and its subsidiaries, to the knowledge of the Company, own or possess, or can acquire on reasonable terms, adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets) necessary for the conduct of their respective businesses as currently conducted, and (B) to the knowledge of the Company, the conduct of the respective businesses of the Company and its subsidiaries as currently conducted and described in the Registration Statement, the General Disclosure Package and the Prospectus does not conflict with any such rights of others. Neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which would reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(xxiii)    Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign Governmental Entities having jurisdiction over the Company or any of its subsidiaries that are necessary for the ownership or lease of their respective properties or assets or the conduct of their respective businesses as currently conducted and described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to possess or make the same would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification or non-renewal would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(xxiv)    Taxes. The Company and its subsidiaries have (A) paid (or caused to be paid) all federal, state, local and foreign taxes required to be paid through the date hereof, other than those being contested in good faith and for which adequate reserves or accruals have been provided in accordance with GAAP, and (B) have filed (or caused to be filed) all tax returns required to be filed through the date hereof or have timely and properly requested extensions thereof, in each case, except where the failure to pay such taxes or file such returns would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. The charges, accruals and reserves on the consolidated books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect. Except as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus, there is no tax deficiency that has been, or, to the knowledge of the Company, would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of its properties or assets that, if determined adversely to such entity, would reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(xxv)    Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxvi)    Accounting Controls and Disclosure Controls. The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the 1934 Act Regulations) sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Company is not aware of any material weakness in the Company’s internal control over financial reporting. The Company maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxvii)    Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company reasonably believes are adequate to protect the Company and its subsidiaries and their respective businesses. The Company has no reason to believe that it and any of its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from insurers of recognized financial responsibility as may be necessary to continue its business, as now conducted and at a cost that would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(xxviii)    No Unlawful Payments. Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate that is controlled by the Company or any of its subsidiaries (a “controlled affiliate”) or other person associated with or acting on behalf of the Company or any of its subsidiaries has: (A) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws (collectively, the “Anti-Corruption Laws”); or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with the Anti-Corruption Laws.

(xxix)    Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Entity (collectively, the “Anti-Money Laundering Laws”) of all jurisdictions having jurisdiction over the Company or any of its subsidiaries, and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws of any jurisdiction having jurisdiction over the Company or any of its subsidiaries is pending or, to the knowledge of the Company, threatened.

(xxx)    No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, controlled affiliate, or other person acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions,” and each such subject or target, a “Sanctioned Person”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Russia, Sudan, Syria and Venezuela, that broadly prohibit dealings with that country or territory (each, a “Sanctioned Country”). The Company will not, directly or indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is a Sanctioned Person or Sanctioned Country, in each case, in any manner that will result in a violation by any person (including any person participating in the transaction, whether as Underwriter, advisor, investor or otherwise) of Sanctions. Since its inception, neither the Company nor any of its subsidiaries have knowingly engaged in, or are now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Country.

(xxxi)    Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxii)    ERISA. The Company is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”). No “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability. The Company has not incurred or could not reasonably be expected to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (B) Section 412, 403, 431, 432 or 4971 of the Internal Revenue Code of 1986, as amended (the “Code”). Each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. No portion of the assets of the Company constitutes “plan assets” for purposes of Title I of ERISA or Section 4975 of the Code.

(xxxiii)    Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as contemplated herein or the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

(xxxiv)    Absence of Manipulation. Neither the Company nor any of its subsidiaries has taken or will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or a violation of Regulation M under the 1934 Act.

(xxxv)    Lending Relationship. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company does not (i) have any material lending or other relationship with any Underwriter or any affiliate of any Underwriter or (ii) intend to use any of the proceeds from the sale of the Securities to repay any outstanding debt owed to any Underwriter or any affiliate of any Underwriter.

(xxxvi)    Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in the Registration Statement, the General Disclosure Package or the Prospectus has been made or reaffirmed by the Company without a reasonable basis or has been disclosed by the Company other than in good faith.

(xxxvii)    Statistical and Market-Related Data. Any statistical and market-related data included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xxxviii)    Real Estate Investment Trust. The Company has made a timely election to be subject to tax as a real estate investment trust (“REIT”) pursuant to Sections 856 through 860 of the Code, for its taxable year ended December 31, 2014. Commencing with its taxable year ended December 31, 2014, the Company has been, and upon the sale of the Securities and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code. The Company’s current organization and proposed method of operation, as described in the Registration Statement, the General Disclosure Package and the Prospectus, will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s current organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects.

(xxxix)    Management Agreement. The Management Agreement, dated as of July 25, 2017, between the Company and the Manager, as amended (the “Management Agreement”), has been duly authorized, executed and delivered by, and constitutes a valid and legally binding agreement of, the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(xl)    Prior Sales of Common Stock. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued, sold or distributed, or agreed to issue, sell or distribute, any shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock.

(xli)    Approval of Listing. The Common Stock is listed, and the Securities have been approved for listing, on the New York Stock Exchange, subject, in the case of the Securities, to official notice of issuance.

(xlii)    Distributions. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, no subsidiary of the Company is a party to any agreement or otherwise bound by any agreement or instrument that prohibits, directly or indirectly, such subsidiary from paying any dividends or from making any other distributions on its capital stock, limited or general partnership interests, limited liability company interests or other ownership interests, or from repaying any loans or advances from, or loaning or otherwise making funds available to, the Company or any other subsidiary of the Company.

(xliii)    Finder’s Fees. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated in this Agreement, except as may otherwise exist with respect to the Underwriters pursuant to this Agreement.

(xliv)    Cybersecurity. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and except as described in the Registration Statement, the General Disclosure Package and the Prospectus, to the knowledge of the Company, (i) there has been no security breach or other security compromise of or relating to any of the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data, trade secrets, or equipment; and (ii) the Company and its subsidiaries are presently in compliance with all applicable laws, regulations, contractual obligations and internal policies relating to data privacy and security or personally identifiable information.

(b)    Representations and Warranties by the Manager. The Manager represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Time and each Date of Delivery, if any, and agrees with each Underwriter, as follows:

(i)    Certain Information. The information regarding the Manager and its affiliates (other than the Company and its Subsidiaries) in the Registration Statement, the General Disclosure Package and the Prospectus is true and correct in all material respects.

(ii)    Good Standing of the Manager. The Manager is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware and has all limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and the Management Agreement; the Manager is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to have, singly or in the aggregate, a material adverse effect on (i) the business, properties, financial condition, results of operations, cash flows or prospects of the Manager or (ii) the performance by the Manager of its obligations under this Agreement or the Management Agreement (collectively, a “Manager Material Adverse Effect”); and the Manager does not have any subsidiaries.

(iii)    Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Manager.

(iv)    Authorization of Management Agreement. The Management Agreement has been duly authorized, executed and delivered by, and constitutes a valid and legally binding agreement of, the Manager, enforceable against the Manager in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(v)    No Material Adverse Change. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, there has been no material adverse change, or any development involving a prospective material adverse change, (A) in or affecting the business, properties, financial condition, results of operations, cash flows or prospects of the Manager, whether or not arising in the ordinary course of business, or (B) in the ability of the Manager to perform its obligations under the Management Agreement (collectively, a “Manager Material Adverse Change”).

(vi)    Registration as an Investment Adviser. The Manager is duly registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Manager is not prohibited by the Advisers Act from acting under the Management Agreement as the manager of the Company, as contemplated by the Registration Statement, the General Disclosure Package and the Prospectus.

(vii)    No Violation or Default. The Manager is not (A) in violation of its certificate of limited partnership or limited partnership agreement, (B) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Agreement and Instrument to which the Manager is a party or by which the Manager is bound or to which any of the properties or assets of the Manager is subject, or (C) in violation of any law or statute applicable to the Manager or any judgment, order, rule or regulation of any Governmental Entity having jurisdiction over the Manager or any of its properties or assets, except, in the case of clauses (B) and (C) above, for any such default or violation that would not reasonably be expected to have, singly or in the aggregate, a Manager Material Adverse Effect.

(viii)    No Conflicts. The execution, delivery and performance by the Manager of this Agreement and the Management Agreement and the consummation of the transactions contemplated by this Agreement and the Management Agreement will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, or the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Manager pursuant to, any Agreement and Instrument to which the Manager is a party or by which the Manager is bound or to which any of the properties or assets of the Manager is subject, (B) result in any violation of the provisions of the certificate of limited partnership or limited partnership agreement of the Manager or (C) result in the violation of any law or statute applicable to the Manager or any judgment, order, rule or regulation of any Governmental Entity having jurisdiction over the Manager or any of its properties or assets, except, in the case of clauses (A) and (C) above, for any such conflict, breach, violation, default, acceleration, lien, charge or encumbrance that would not reasonably be expected to have, singly or in the aggregate, a Manager Material Adverse Effect.

(ix)    No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any Governmental Entity is required for the execution, delivery and performance by the Manager of this Agreement or the Management Agreement or the consummation of the transactions contemplated by this Agreement or the Management Agreement, except (i) for such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have already been obtained or made or (ii) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected to have, singly or in the aggregate, a Manager Material Adverse Effect.

(x)    Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Manager is a party or to which any properties or assets of the Manager is the subject that, singly or in the aggregate, if determined adversely to the Manager, would reasonably be expected to have a Manager Material Adverse Effect. No such investigations, actions, suits or proceedings, to the knowledge of the Manager, have been threatened or contemplated by any Governmental Entity or by others, except as would not reasonably be expected to have, singly or in the aggregate, a Manager Material Adverse Effect.

(xi)    Licenses and Permits. The Manager possesses all licenses, certificates, permits and other authorizations issued by, and has made all declarations and filings with, the appropriate federal, state, local or foreign Governmental Entities having jurisdiction over the Manager that are necessary for the ownership or lease of its properties or assets or the conduct of its business as currently conducted and described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to possess or make the same would not reasonably be expected to have, singly or in the aggregate, a Manager Material Adverse Effect. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Manager has not received any notice or is otherwise aware of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification or non-renewal would not reasonably be expected to have, singly or in the aggregate, a Manager Material Adverse Effect.

(xii)    Internal Controls. The Manager operates under the Company’s system of internal accounting controls in order to provide reasonable assurance that (A) transactions effectuated by the Manager on behalf of the Company pursuant to the Manager’s duties set forth in the Management Agreement will be executed in accordance with its management’s general or specific authorization, and (B) access to assets of the Company and its subsidiaries is permitted only in accordance with its management’s general or specific authorization.

(xiii)    No Unlawful Payments. Neither the Manager nor any partner, officer, or employee of the Manager nor, to the knowledge of the Manager, any agent, affiliate or other person associated with or acting on behalf of the Manager has: (A) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (C) violated or is in violation of any provision of the Anti-Corruption Laws; or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Manager has instituted, maintains and enforces, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with the Anti-Corruption Laws.

(xiv)    Compliance with Money Laundering Laws. The operations of the Manager are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Manager, and no action, suit or proceeding by or before any Governmental Entity involving the Manager with respect to the Anti-Money Laundering Laws of any jurisdiction having jurisdiction over the Manager is pending or, to the knowledge of the Manager, threatened.

(xv)    No Conflicts with Sanctions Laws. Neither the Manager nor any partner, officer or employer, nor, to the knowledge of the Manager, any agent, or affiliate or other person associated with or acting on behalf of the Manager is currently the subject or the target of any Sanctions, nor is the Manager located, organized or resident in a Sanctioned Country. Since its inception, the Manager has not knowingly engaged in, or is now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Country.

(xvi)    Absence of Manipulation. The Manager has not taken and will not take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or a violation of Regulation M under the 1934 Act.

(xvii)    Key Employees. The Manager has not been notified that (A) any of its executives or any of its key personnel plans to terminate employment with the Manager or (B) any such executive or key personnel is subject to any non-compete, non-disclosure, confidentiality, employment, consulting or similar agreement that would be violated by either the Manager’s present or proposed business activities, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Manager Material Adverse Effect.

(xviii)    Cybersecurity. Except as would not, individually or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect, and except as described in the Registration Statement, the General Disclosure Package and the Prospectus, to the knowledge of the Manager, (i) there has been no security breach or other security compromise of or relating to the Manager’s information technology and computer systems, networks, hardware, software, data, trade secrets, or equipment; and (ii) the Manager is presently in compliance with all applicable laws, regulations, contractual obligations and internal policies relating to data privacy and security or personally identifiable information.

(c)    Officer’s Certificates. Any certificate signed by any officer or other representative of the Company or any of its subsidiaries delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby. Any certificate signed by any officer or other representative of the Manager delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Manager to each Underwriter as to the matters covered thereby.

SECTION 2.    Sale and Delivery to the Underwriters; Closing.

(a)    Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule A the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)    Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 600,000 Option Securities at the price per share set forth in Schedule A, less an amount per share equal to any distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representative, but shall not, unless agreed to in writing by the Company, be sooner than two full business days (other than a Date of Delivery coinciding with the Closing Time) or later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)    Payment. Payment of the purchase price for, and delivery of certificates for or book-entry credits representing, the Initial Securities shall be made at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (New York City time) on the second (third, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for or book-entry credits representing, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representative for the respective accounts of the Underwriters of certificates for or book-entry credits representing the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. The Representative, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)    Denominations; Registration. Delivery of the Initial Securities and the Option Securities, if any, shall be made through the facilities of the Depository Trust Company unless the Representative shall otherwise instruct.

SECTION 3.    Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)    Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated or deemed to be incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof as soon as practicable. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) under the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) under the 1933 Act Regulations either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b)    Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representative notice of such event, (B) prepare, as applicable, any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided, however, that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall reasonably object in a timely manner after receipt of copies of the applicable amendment or supplement. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company will give the Representative notice of its intention to make any filings pursuant to the 1934 Act or the 1934 Act Regulations from the Applicable Time to the Closing Time and, a reasonable amount of time prior to its proposed filing or use, will furnish the Representative with copies of any such documents and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object in a timely manner after receipt of copies of the applicable amendment or supplement.

(c)    Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)    Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)    Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may reasonably designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)    Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g)    Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(h)    Listing. The Company will use its best efforts to effect and maintain the listing of the Common Stock (including the Securities) on the New York Stock Exchange.

(i)    Restriction on Sale of Securities. During a period of 60 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representative, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into, exchangeable for, exercisable for, or repayable with shares of Common Stock (including the Class A Common Stock) or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock or Class A Common Stock, whether any such swap, other agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock, Class A Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion or exchange of a security, in each case outstanding on the date hereof and disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director share plan or distribution reinvestment plan disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, or (E) the Company’s purchase of shares of Common Stock pursuant to stock purchase plans described in the Registration Statement, the General Disclosure Package and the Prospectus, as those plans are in effect on the date of this Agreement, or pursuant to a new stock purchase plan substantially similar to any such plan.

(j)    Reporting Requirements. The Company, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the 1933 Act.

(k)    Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, the Company will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, that the Representative will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed and approved by the Representative. Any such free writing prospectus consented to, or deemed consented to, as the case may be, by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free

Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or the Prospectus or any preliminary prospectus or other prospectus deemed to be part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l)    Absence of Manipulation. Neither the Company nor any of its subsidiaries will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or a violation of Regulation M under the 1934 Act.

(m)    REIT Qualification. The Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code for the year ending December 31, 2019 and thereafter until the Board of Directors of the Company determines that it is no longer in the best interests of the Company and its stockholders to qualify as a REIT.

(n)    Stop Transfer Instructions for Common Stock. The Company will enter stop transfer instructions with the transfer agent and registrar of the Common Stock against the transfer of the shares of Common Stock that are subject to the agreements described in Section 6(o) hereof except in compliance with the restrictions set forth in such agreements.

SECTION 4.    Covenants of the Manager. The Manager covenants with each Underwriter and with the Company that, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required by the 1933 Act to be delivered in connection with sales of the Securities, it shall notify the Underwriters and the Company of the occurrence of any Manager Material Adverse Change and the Manager will forthwith supply such information to the Company as shall be necessary in the opinion of counsel to the Company and the Underwriters for the Company to prepare any amendment or supplement to the Registration Statement, the General Disclosure Package and the Prospectus so that, as so amended or supplemented, the same will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances existing at the time it is delivered to a purchaser) not misleading.

SECTION 5.    Payment of Expenses.

(a)    Expenses. The Company agrees to pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits thereto) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any share or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto (provided that with respect to fees of counsel to the Underwriters, the amount reimbursed shall in no event exceed $5,000), (vi) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto, and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the fees and expenses of any transfer agent or registrar for the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the Company’s pro rata (based on headcount) cost of aircraft and other transportation chartered in connection with the road show, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities (provided that with respect to fees of counsel to the Underwriters, the amount reimbursed shall in no event exceed $5,000), (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange, and (xi) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the second sentence of Section 1(a)(ii).

(b)    Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 6 or Section 10(a)(i) or (iii) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 6.    Conditions of the Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Manager contained in Section 1(a) and Section 1(b) hereof as of the date hereof, the Applicable Time and the Closing Time or in certificates of any officer or other representative of the Company, the Manager or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Manager of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)    Effectiveness of Registration Statement. The Registration Statement has become effective under the 1933 Act and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the 1933 Act have been instituted or are pending or, to the knowledge of the Company, contemplated; and the Company has complied with each request, if any, from the Commission for additional information to the reasonable satisfaction of the Underwriters. The Prospectus has been filed with the Commission in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)). The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(b)(1)(i) under the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) under the 1933 Act Regulations either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b). Each Issuer Free Writing Prospectus, if any, has been filed with the Commission in the manner and within the time frame required by Rule 433(d).

(b)    Opinion of Counsel for the Company. At the Closing Time, the Representative shall have received the favorable opinion, dated the Closing Time, of Vinson & Elkins LLP, counsel for the Company, substantially in the form of Exhibit A attached hereto. In giving such opinion, such counsel may rely upon the opinion of Venable LLP as to all matters governed by the laws of the State of Maryland. Such counsel may also state that, insofar as such opinion involves factual matters, it has relied, to the extent it deems proper, upon certificates of officers and other representatives of the Company and its subsidiaries and certificates of public officials.

(c)    Opinion of Tax Counsel for Company. At the Closing Time, the Representative shall have received the favorable opinion, dated as of the Closing Time, of Vinson & Elkins LLP, tax counsel for the Company, substantially in the form of Exhibit B attached hereto. Such counsel may also state that insofar as such opinion involves factual matters, it has relied, to the extent it deems proper, upon certificates of officers of the Company.

(d)    Opinion of Maryland Counsel for Company. At the Closing Time, the Representative shall have received the favorable opinion, dated the Closing Time, of Venable LLP, Maryland counsel for the Company, substantially in the form of Exhibit C attached hereto.

(e)    Opinion of General Counsel of the Company. At the Closing Time, the Representative shall have received the favorable opinion, dated the Closing Time, of Deborah Ginsberg, General Counsel of the Company, substantially in the form of Exhibit D attached hereto.

(f)     Opinion of Cayman Islands Counsel for the Company. At the Closing Time, the Representative shall have received the favorable opinion, dated the Closing Time, of Maples and Calder, Cayman Islands counsel for the Company, substantially in the form of Exhibit E attached hereto.

(g)    Opinion of Counsel for the Underwriters. At the Closing Time, the Representative shall have received the favorable opinion, dated the Closing Time, of Sidley Austin LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to such matters as the Representative shall reasonably request. In giving such opinion, such counsel may rely upon the opinion of Venable LLP as to all matters governed by the laws of the State of Maryland. Such counsel may also state that, insofar as such opinion involves factual matters, it has relied, to the extent it deems proper, upon certificates of officers and other representatives of the Company and its subsidiaries and certificates of public officials.

(h)    Company Officers’ Certificate. At the Closing Time, there shall not have been, since the date hereof, since the Applicable Time or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change and the Representative shall have received a certificate of the Chief Executive Officer or President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated the Closing Time, to the effect that (i) there has been no Material Adverse Change, (ii) the representations and warranties of the Company contained herein are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, threatened.

(i)    Chief Financial Officer’s Certificate. At the time of the execution of this Agreement and at the Closing Time, the Representative shall have received a certificate of the Chief Financial Officer of the Company, dated such date, in the form attached as Exhibit G hereto, regarding certain financial and operating information of the Company and its subsidiaries contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(j)    Manager Officer’s Certificate. The Representative shall have received a certificate of a senior officer of the sole general partner of the Manager, dated the Closing Time, to the effect that (i) there has been no Manager Material Adverse Change, (ii) the representations and warranties of the Manager contained herein are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (iii) the Manager has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(k)    Accountants’ Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Deloitte & Touche LLP a letter, dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(l)    Bring-down Comfort Letter. At the Closing Time, the Representative shall have received from Deloitte & Touche LLP a letter, dated the Closing Time, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect that it reaffirms the statements made in the letter furnished pursuant to Section 6(k) hereof, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(m)    Approval of Listing. At the Closing Time, the Common Stock shall be listed, and the Securities shall have been approved for listing on, subject only to official notice of issuance, the New York Stock Exchange.

(n)    No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(o)    Lock-up Agreements. At the date of this Agreement, the Representative shall have received (i) agreements substantially in the form of Exhibit F-1 hereto signed by the persons listed on Schedule C-1 hereto and (ii) agreements substantially in the form of Exhibit F-2 hereto signed by the persons listed on Schedule C-2 hereto.

(p)    Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Manager contained herein and the statements in any certificates furnished by the Company, the Manager or any of their respective subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

(i)    Opinion of Counsel for Company. The favorable opinion, dated such Date of Delivery, of Vinson & Elkins LLP, counsel for the Company, in form and substance reasonably satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(b) hereof.

(ii)    Opinion of Tax Counsel for Company. The favorable opinion, dated such Date of Delivery, of Vinson & Elkins LLP, tax counsel for the Company, in form and substance reasonably satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(c) hereof.

(iii)    Opinion of Maryland Counsel for Company. The favorable opinion, dated such Date of Delivery, of Venable LLP, Maryland counsel for the Company, in form and substance reasonably satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(d) hereof.

(iv)    Opinion of General Counsel of the Company. The favorable opinion, dated such Date of Delivery, of Deborah Ginsberg, General Counsel of the Company, in form and substance reasonably satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(e) hereof.

(v)    Opinion of Cayman Islands Counsel for the Company. The favorable opinion, dated such Date of Delivery, of Maples and Calder, Cayman Islands counsel for the Company, in form and substance reasonably satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(f) hereof.

(vi)    Opinion of Counsel for Underwriters. The favorable opinion, dated such Date of Delivery, of Sidley Austin LLP, counsel for the Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(g) hereof.

(vii)    Company Officers’ Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer or President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 6(h) hereof remains true and correct as of such Date of Delivery.

(viii)    Manager Officer’s Certificate. A certificate, dated such Date of Delivery, of a senior officer of the sole general partner of the Manager, confirming that the certificate delivered at the Closing Time pursuant to Section 6(j) hereof remains true and correct as of such Date of Delivery.

(ix)    Bring-down Comfort Letter. A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, together with signed or reproduced copies of such letter for each of the other Underwriters, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 6(l) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(q)    Additional Documents. At the Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as it may require for the purpose of enabling it to deliver the opinions requested by the Underwriters as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Manager in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters.

(r)    Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 5 and except that Sections 1, 7, 8, 9, 12, 16, 17 and 18 shall survive any such termination and remain in full force and effect.

SECTION 7.    Indemnification.

(a)    Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its officers, directors, employees, affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), and selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in (A) any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or in any Marketing Materials, as the case may be, of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever, in each case based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in each case in reliance upon and in conformity with the Underwriter Information.

(b)    Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in each case in reliance upon and in conformity with the Underwriter Information.

(c)    Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) hereof, counsel for the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 7(b) hereof, counsel for the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)    Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8.    Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the

Securities pursuant to this Agreement; or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as (i) the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and (ii) the difference between (a) the aggregate price to the public of the Securities received by the Underwriters and (b) the aggregate price paid by the Underwriters to the Company for the Securities, bear to the aggregate price to the public received for the Securities by the Underwriters.

The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s officers, directors, employees, Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 9.    Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, the Manager or any of their respective subsidiaries submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers, directors or employees, or any person controlling the Company and (ii) delivery of and payment for the Securities.

SECTION 10.    Termination of Agreement.

(a)    Termination. The Representative may terminate this Agreement without liability to the Company, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representative, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the New York Stock Exchange or the NYSE American or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other Governmental Entity, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either U.S. federal or New York authorities.

(b)    Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof, and provided further that Sections 1, 7, 8, 9, 12, 16, 17 and 18 shall survive such termination and remain in full force and effect.

SECTION 11.     Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(i)    if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)    if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to each Date of Delivery, if any, which occurs after the Closing Time, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representative or (ii) the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

SECTION 12.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, attention of Equity Syndicate Desk, with a copy to the Legal Department; notices to the Company or the Manager shall be directed to them at: 888 Seventh Avenue, 35th Floor, New York, New York 10106, attention of Deborah Ginsberg (Fax: (212) 601-7400).

SECTION 13.    No Advisory or Fiduciary Relationship. Each of the Company and the Manager acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Manager, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or the Manager or any of their respective subsidiaries or their respective stockholders, interest holders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Manager with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Manager or any of their respective affiliates or subsidiaries on other matters) and no Underwriter has any obligation to the Company or the Manager with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or the Manager, and (e) the Underwriters have not provided any business, legal, accounting, regulatory or tax advice with respect to the offering of the Securities and each of the Company and the Manager has consulted its own business, legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 14.    Recognition of the U.S. Special Resolution Regimes.

(a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 14, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 15.    Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Manager and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Manager and their respective successors and the Affiliates, selling agents, controlling persons and officers, directors and employees referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Manager and their respective successors, and said Affiliates, selling agents, controlling persons and officers, directors and employees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor solely by reason of such purchase.

SECTION 16.    Trial by Jury. Each of the Company and the Manager (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders or interest holders, as applicable, and affiliates) and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 17.    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 18.    Consent to Jurisdiction; Waiver of Immunity. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 19.    TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 20.    Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 21.    Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Manager, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

SECTION 22.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 23.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Manager a counterpart hereof, whereupon this instrument, along with all counterparts, will become a valid and legally binding agreement among the Underwriters, the Company and the Manager in accordance with its terms.

Very truly yours,

TPG RE FINANCE TRUST, INC.

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President

TPG RE FINANCE TRUST MANAGEMENT, L.P.

By: TPG Real Estate Advisors, LLC, as General Partner

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,

as of the date first above written:

MORGAN STANLEY & CO. LLC

By:	/s/ Michael Occi
Authorized Signatory

For itself and as Representative of the other Underwriters named in Schedule A hereto

[Signature Page to Underwriting Agreement]

SCHEDULE A

The public offering price per share for the Securities shall be $19.90.

The purchase price per share for the Securities to be paid by the several Underwriters shall be $19.80, being an amount equal to the public offering price set forth above less $0.10 per share, subject to adjustment in accordance with Section 2(b) for distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Name of Underwriter	Number of Initial Securities
Morgan Stanley & Co. LLC	2,700,000
Citigroup Global Markets Inc.	1,500,000
Goldman Sachs & Co. LLC	600,000
J.P. Morgan Securities LLC	600,000
Wells Fargo Securities, LLC	600,000
Total	6,000,000

Sch A-1

SCHEDULE B-1

Pricing Terms

1.    The Company is selling 6,000,000 shares of Common Stock.

2.    The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 900,000 shares of Common Stock.

3.    The public offering price per share for the Securities shall be $19.90.

Sch B-1-1

SCHEDULE B-2

Free Writing Prospectuses

None

Sch B-2-1

SCHEDULE C-1

List of Persons and Entities Subject to Lock-up

Name

Flourish Investment Corporation

Careit US Investments LP

State Treasurer of the State of Michigan, as custodian of the Michigan Public School

Employees’ Retirement System, State Employees’ Retirement System, Michigan State Police Retirement System and

Michigan Judges Retirement System

Nan Shan Life Insurance Co., Ltd.

TPG/NJ (RE) Partnership, L.P.

Sch C-1-1

SCHEDULE C-2

List of Persons and Entities Subject to Lock-up

Name

Avi Banyasz

Greta Guggenheim

Robert Foley

Matthew Coleman

Peter Smith

Deborah Ginsberg

Kelvin Davis

Michael Gillmore

Wendy Silverstein

Bradley Smith

Gregory White

TPG Holdings III, L.P.

TPG RE Finance Trust Management, L.P.

TPG RE Finance Trust Equity, L.P.

Sch C-2-1

SCHEDULE D

Subsidiaries of the Company

TPG RE Finance Trust Holdco, LLC (Delaware)

TPG RE Finance, Ltd. (Cayman)

TPG RE Finance Trust Sub 1, LLC (Delaware)

TPG RE Finance 3, LLC (Delaware)

TPG RE Finance 4, LLC (Delaware)

TPG RE Finance 5, LLC (Delaware)

TPG RE Finance, LLC (Delaware)

TPG RE Finance Trust TRS Corp. (Delaware)

TPG RE Finance 6, LLC (Delaware)

TPG RE Finance 7, LLC (Delaware)

TPG RE Finance 8, LLC (Delaware)

TPG RE Finance 9, LLC (Delaware)

TPG RE Finance 10, LLC (Delaware)

TPG RE Finance Pledgor 11, LLC (Delaware)

TPG RE Finance 11, Ltd. (Cayman)

TPG RE Finance 13, Ltd. (Cayman)

TPG RE Finance 14, Ltd. (Cayman)

TPG RE Finance 15, LLC (Delaware)

TPG RE Finance Pledgor 1, LLC (Delaware)

TPG RE Finance Pledgor 2, LLC (Delaware)

TPG RE Finance 1, Ltd. (Cayman)

TPG RE Finance 2, Ltd. (Cayman)

TPG RE Finance 16, LLC (Delaware)

TPG RE Finance 17, LLC (Delaware)

TPG RE Finance 18, LLC (Delaware)

TRT Securities 1, LLC (Delaware)

TRT Securities 2, LLC (Delaware)

TRT Securities 3, LLC (Delaware)

TRT Securities 4, LLC (Delaware)

TRT Securities 5, LLC (Delaware)

TPG RE Finance Pledgor 12, LLC (Delaware)

TPG RE Finance 19, LLC (Delaware)

TPG RE Finance Pledgor 20, LLC (Delaware)

TPG RE Finance 21, Ltd (Cayman)

TPG RE Finance 22, Ltd. (Cayman)

TPG RE Finance 12, Ltd. (Cayman)

TPG RE Finance 20, Ltd. (Cayman)

TPG RE Finance 23, Ltd. (Cayman)

TPG RE Finance Trust CLO Holdco TRS, Corp. (Delaware)

TPG RE Finance Trust CLO Holdco TRS, LLC (Delaware)

TPG RE Finance Trust CLO Sub-REIT Parent, LLC (Delaware)

TPG RE Finance Trust CLO Sub-REIT, Corp. (Maryland)

TPG RE Finance Trust CLO Loan Seller, LLC (Delaware)

TPG RE Finance Trust 2018-FL1 Retention Holder, LLC (Delaware)

TPG RE Finance Trust 2018-FL1 Co-Issuer, LLC (Delaware)

TPG Real Estate Finance 2018-FL1 Issuer, Ltd. (Cayman)

TRTX CLO Loan Seller 2, LLC (Delaware)

Sch D-1

TRTX 2018-FL2 Retention Holder, LLC (Delaware)

TRTX 2018-FL2 Issuer, Ltd. (Cayman)

TRTX 2018-FL2 Co-Issuer, LLC (Delaware)

Sch D-2

EXHIBIT A

FORM OF OPINION OF COUNSEL TO THE COMPANY AND THE MANAGER

TO BE DELIVERED PURSUANT TO SECTION 6(b)

Ex A-1

EXHIBIT B

FORM OF TAX OPINION OF COUNSEL TO THE COMPANY

TO BE DELIVERED PURSUANT TO SECTION 6(c)

Ex B-1

EXHIBIT C

FORM OF OPINION OF MARYLAND COUNSEL TO THE COMPANY

TO BE DELIVERED PURSUANT TO SECTION 6(d)

Ex C-1

EXHIBIT D

FORM OF OPINION OF GENERAL COUNSEL FOR THE COMPANY

TO BE DELIVERED PURSUANT TO SECTION 6(e)

Ex D-1

EXHIBIT E

FORM OF OPINION OF CAYMAN ISLANDS COUNSEL TO THE COMPANY

TO BE DELIVERED PURSUANT TO SECTION 6(f)

Ex E-1

EXHIBIT F-1

LOCK-UP AGREEMENT

March 14, 2019

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

as Representative of the several Underwriters to be named in the within mentioned Underwriting Agreement

Re:	Proposed Public Offering by TPG RE Finance Trust, Inc.

Dear Sirs:

The undersigned, a stockholder of TPG RE Finance Trust, Inc., a Maryland corporation (the “Company”), understands that Morgan Stanley & Co. LLC (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and TPG RE Finance Trust Management, L.P. providing for the public offering (the “Offering”) of the Company’s shares of common stock, $0.001 par value per share (the “Common Stock”). In recognition of the benefit that the Offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, provided that all officers and directors of the Company and all Holders (as defined in that certain Registration Rights Agreement, dated as of December 15, 2014, by and among the Company and the other parties thereto) are bound by and have entered into lock-up agreements substantially similar to this lock-up agreement, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the “Lock-Up Period,” which term shall mean the period beginning on the date hereof and ending 60 days from the date of the Underwriting Agreement for all of the undersigned’s Lock-Up Securities (as defined below), the undersigned will not, without the prior written consent of the Representative, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into, exchangeable for, exercisable for, or repayable with shares of Common Stock (including the Company’s Class A common stock, $0.001 par value per share (“Class A Common Stock”)), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or publicly announce the intention to do any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap, other agreement or transaction is to be settled by delivery of shares of Common Stock, Class A Common Stock or other securities, in cash or otherwise.

Ex F-1-1

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Representative, provided that, with respect to transfers pursuant to clauses (i), (ii), (iii) and (iv) below, (1) the Representative receives a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)	as a bona fide gift or gifts, or by will or intestate succession; or

(ii)

to any trust for the direct or indirect benefit of the undersigned or any member of the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii)	as a distribution, either directly or indirectly, to limited partners, members, stockholders or other equity holders of the undersigned; or

(iv)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned; or

(v)

to another person or entity pursuant to an order of a court or regulatory agency; provided that any filing under Section 16(a) of the 1934 Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, that such transfer is pursuant to an order of a court or regulatory agency; or

(vi)

to another person or entity in response to a bona fide third party tender offer, merger, consolidation or other similar transaction made to or with all holders of Common Stock and Class A Common Stock involving a “change of control” (as defined below) of the Company occurring after the date of the Underwriting Agreement that has been approved by the board of directors of the Company; provided that in the event the tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the terms of this lock-up agreement; or

(vii)	with the prior written consent of the Representative.

For purposes of clause (vi) above, the term “change of control” shall mean the consummation of any bona fide third-party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the 1934 Act), or group of persons, other than the Company becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the 1934 Act) of more than 50% of the total voting power of the voting stock of the Company.

Furthermore, the undersigned may (a) enter into a written plan meeting the requirements of Rule 10b5-1 under the 1934 Act for the transfer of Lock-Up Securities that does not in any case provide for the transfer of Lock-Up Securities during the Lock-Up Period, and (b) sell shares of Common Stock purchased by the undersigned on the open market following the Offering if [and only if]1 (i) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales. [Nothing contained in this lock-up agreement shall in any way restrict or prohibit the undersigned from transferring or disposing of any shares of Common Stock or any securities convertible into, exchangeable for, exercisable for, or repayable with shares of Common Stock directly or indirectly acquired by the undersigned in open market transactions after the completion of the Offering where such transfer is (x) effected by third-party investment managers with discretionary authority, (y) made by investment funds

[1]	NTD: To delete this clause if bracketed sentences below are retained.

Ex F-1-2

or other pooled investment vehicles in which the undersigned has directly or indirectly invested and that are managed by third parties or (z) the result of the disposition of pro rata interests in all classes of securities that are included in a particular index that includes such Common Stock or securities; provided, that, if as a result of a transfer or disposition pursuant to clause (x), (y) or (z) above, a filing under Section 16 of the 1934 Act by the undersigned or an investment manager, an investment fund or other pooled investment vehicle, which, in each case, is controlled by the undersigned, or other public announcement by the undersigned or an investment manager, an investment fund or other pooled investment vehicle, which, in each case, is controlled by the undersigned shall be required in connection with such transfer or distribution, such filing or announcement shall specify the applicable reason in clause (x), (y) or (z) above, for such filing or announcement; and provided, further that no public announcement in connection with such transfer or distribution shall be made voluntarily by the undersigned or an investment manager, an investment fund or other pooled investment vehicle, which, in each case, is controlled by the undersigned. For the purpose of the immediately preceding sentence, an investment manager, an investment fund or other pooled investment vehicle controlled by the undersigned shall only include an investment manager, an investment fund or other pooled investment vehicle if the undersigned controls the investment power of such investment manager, investment fund or other pooled investment vehicle. For the avoidance of doubt, the restrictions set forth in this lock-up agreement shall solely apply to the undersigned and not to any affiliate of the undersigned[, including, without limitation, [                ]] (except to the extent specified in clause (iv) of the second preceding paragraph).]

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Notwithstanding the foregoing, in the event that any holder (other than the undersigned) of Lock-Up Securities that is a party to a lock-up agreement substantially similar to this lock-up agreement is permitted by the Representative to sell or otherwise transfer or dispose of any Lock-Up Securities for value (whether in one or multiple releases), then the same percentage of Lock-Up Securities held by the undersigned equal to the number of Lock-Up Securities of such holder being released from its lock-up agreement relative to the total number of Lock-Up Securities owned by such holder immediately prior to such release shall be immediately and fully released on the same terms from any remaining lock-up restrictions set forth herein (such release, a “Pro-Rata Release”); provided that such Pro-Rata Release shall not apply in the event of any underwritten public offering of Common Stock, whether or not such offering or sale is wholly or partially a secondary offering of Common Stock, during the Lock-Up Period if, to the extent the undersigned has a contractual right to demand or require the registration of the undersigned’s Common Stock or otherwise “piggyback” on a registration statement filed by the Company for the offer and sale of Common Stock, the undersigned is offered the opportunity to participate on a basis consistent with such contractual rights in such underwritten offering. Notwithstanding the foregoing, if the Representative in its sole discretion determines that a holder (other than the undersigned) of Lock-Up Securities who is also an officer and/or director of the Company should be granted an early release from its lock-up agreement due to circumstances of an emergency or hardship, then the undersigned shall not have any right to be granted an early release pursuant to the terms of this paragraph.

The undersigned understands that, if (i) the Underwriting Agreement does not become effective by April 30, 2019, or (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) either the Company, on the one hand, or the Representative, on the other hand, advises the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, or (iv) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or ceases to be effective, the undersigned shall be released from all obligations under this lock-up agreement automatically and without any action on the part of the Representative.

Ex F-1-3

THIS LOCK-UP AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

[Signature appears on the next page.]

Ex F-1-4

Very truly yours,

Signature:

Print Name:

Ex F-1-5

EXHIBIT F-2

LOCK-UP AGREEMENT

March 14, 2019

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

as Representative of the several Underwriters to be named in the within-mentioned Underwriting Agreement

Re:	Proposed Public Offering by TPG RE Finance Trust, Inc.

Dear Sirs:

The undersigned, a stockholder, officer and/or director of TPG RE Finance Trust, Inc., a Maryland corporation (the “Company”), understands that Morgan Stanley & Co. LLC (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and TPG RE Finance Trust Management, L.P. providing for the public offering (the “Offering”) of the Company’s shares of common stock, $0.001 par value per share (the “Common Stock”). In recognition of the benefit that the Offering will confer upon the undersigned as a stockholder, officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, provided that all officers and directors of the Company and all Holders (as defined in that certain Registration Rights Agreement, dated as of December 15, 2014, by and among the Company and the other parties thereto) are bound by and have entered into lock-up agreements substantially similar to this lock-up agreement, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the “Lock-Up Period,” which term shall mean the period beginning on the date hereof and ending 60 days from the date of the Underwriting Agreement for all of the undersigned’s Lock-Up Securities (as defined below), the undersigned will not, without the prior written consent of the Representative, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into, exchangeable for, exercisable for, or repayable with shares of Common Stock (including the Company’s Class A common stock, $0.001 par value per share (“Class A Common Stock”)), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or publicly announce the intention to do any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap, other agreement or transaction is to be settled by delivery of shares of Common Stock, Class A Common Stock or other securities, in cash or otherwise.

Ex F-2-1

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Representative, provided that, with respect to transfers pursuant to clauses (i), (ii), (iii) and (iv) below, (1) the Representative receives a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)	as a bona fide gift or gifts, or by will or intestate succession; or

(ii)

to any trust for the direct or indirect benefit of the undersigned or any member of the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii)	as a distribution, either directly or indirectly, to limited partners, members, stockholders or other equity holders of the undersigned; or

(iv)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned; or

(v)

to exercise or settle, via a disposition to the Company, equity awards disclosed in the registration statement relating to the Offering, including through any “cashless” exercise thereof, including a disposition to the Company for the purpose of satisfying any withholding taxes (including estimated taxes) due as a result of such exercise or settlement; provided that any required filing reporting such transfer with the Securities and Exchange Commission pursuant to Section 16 of the 1934 Act shall briefly note the applicable circumstances that cause this exception to apply and explain that such filing relates solely to transfers within this exception; or

(vi)

to another person or entity pursuant to an order of a court or regulatory agency; provided that any filing under Section 16(a) of the 1934 Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, that such transfer is pursuant to an order of a court or regulatory agency; or

(vii)

to another person or entity in response to a bona fide third party tender offer, merger, consolidation or other similar transaction made to or with all holders of Common Stock and Class A Common Stock involving a “change of control” (as defined below) of the Company occurring after the date of the Underwriting Agreement that has been approved by the board of directors of the Company; provided that in the event the tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the terms of this lock-up agreement; or

(viii)	with the prior written consent of the Representative.

For purposes of clause (vii) above, the term “change of control” shall mean the consummation of any bona fide third-party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the 1934 Act), or group of persons, other than the Company becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the 1934 Act) of more than 50% of the total voting power of the voting stock of the Company.

Furthermore, the undersigned may (a) enter into a written plan meeting the requirements of Rule 10b5-1 under the 1934 Act for the transfer of Lock-Up Securities that does not in any case provide for the transfer of Lock-Up Securities during the Lock-Up Period, and (b) sell shares of Common Stock purchased

Ex F-2-2

by the undersigned on the open market following the Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Notwithstanding the foregoing, in the event that any holder (other than the undersigned) of Lock-Up Securities that is a party to a lock-up agreement substantially similar to this lock-up agreement is permitted by the Representative to sell or otherwise transfer or dispose of any Lock-Up Securities for value (whether in one or multiple releases), then the same percentage of Lock-Up Securities held by the undersigned equal to the number of Lock-Up Securities of such holder being released from its lock-up agreement relative to the total number of Lock-Up Securities owned by such holder immediately prior to such release shall be immediately and fully released on the same terms from any remaining lock-up restrictions set forth herein (such release, a “Pro-Rata Release”); provided that such Pro-Rata Release shall not apply in the event of any underwritten public offering of Common Stock, whether or not such offering or sale is wholly or partially a secondary offering of Common Stock, during the Lock-Up Period if, to the extent the undersigned has a contractual right to demand or require the registration of the undersigned’s Common Stock or otherwise “piggyback” on a registration statement filed by the Company for the offer and sale of Common Stock, the undersigned is offered the opportunity to participate on a basis consistent with such contractual rights in such underwritten offering. Notwithstanding the foregoing, if the Representative in its sole discretion determines that a holder (other than the undersigned) of Lock-Up Securities who is also an officer and/or director of the Company should be granted an early release from its lock-up agreement due to circumstances of an emergency or hardship, then the undersigned shall not have any right to be granted an early release pursuant to the terms of this paragraph.

The undersigned understands that, if (i) the Underwriting Agreement does not become effective by April 30, 2019, or (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) either the Company, on the one hand, or the Representative, on the other hand, advises the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, or (iv) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or ceases to be effective, the undersigned shall be released from all obligations under this lock-up agreement automatically and without any action on the part of the Representative.

THIS LOCK-UP AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

Ex F-2-3

Very truly yours,

Signature:

Print Name:

Ex F-2-4

EXHIBIT G

CHIEF FINANCIAL OFFICER’S CERTIFICATE

OF TPG RE FINANCE TRUST, INC.

March [●], 2019

The undersigned, as the Chief Financial and Risk Officer of TPG RE Finance Trust, Inc., a Maryland corporation (the “Company”), in connection with the offering (the “Offering”) by the Company of up to an aggregate of 6,900,000 shares of its common stock, $0.001 par value per share (including 900,000 shares subject to the underwriters’ option to purchase additional shares), pursuant to (i) a preliminary prospectus supplement dated March 14, 2019 (the “Preliminary Prospectus”)[, (ii) a final prospectus supplement dated March 14, 2019 (the “Final Prospectus”)] and [(ii)] [(iii)] the underwriting agreement, dated March 14, 2019 (the “Underwriting Agreement”), among the Company and TPG RE Finance Trust Management, L.P., on the one hand, and Morgan Stanley & Co. LLC, on behalf of itself and as representative of the several underwriters listed on Schedule A thereto (the “Underwriters”), on the other hand, hereby certifies, solely in his capacity as an officer of the Company and not individually, on behalf of the Company as follows:

(i)    I am the duly elected, qualified and acting Chief Financial and Risk Officer of the Company and, solely in my capacity as such, I am providing this certificate based on my examination of the Company’s financial records and schedules.

(ii)    I am knowledgeable with respect to the accounting records and internal accounting practices, policies, procedures and controls of the Company and its subsidiaries and have responsibility for financial and accounting matters with respect to the Company and its subsidiaries.

(iii)    I have read and am familiar with, and have supervised the compilation of, the disclosures (including the financial statements and other financial data of the Company and its subsidiaries) included or incorporated by reference in the Registration Statement, the General Disclosure Package [and][,] the Preliminary Prospectus [and the Final Prospectus].

(iv)    I have reviewed the circled information contained on the pages attached hereto as Exhibit A (the “circled information”) and included in the Registration Statement, the General Disclosure Package [and][,] the Preliminary Prospectus [and the Final Prospectus] and such information (a) has been accurately derived from the internal accounting and financial records of the Company and its subsidiaries, (b) has been prepared in good faith and based on fair and reasonable assumptions and (c) is accurate and complete. As of the date hereof, nothing has come to my attention that has caused me to believe that the circled information is not accurate or is misleading in any material respect and I am not aware of any adjustments that would reasonably be expected to cause such circled information to vary from the amounts presented therein in any material respect.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Underwriting Agreement. This certificate is being furnished to the Underwriters to assist them in documenting their investigation of the Company in connection with the Offering.

[Signature Page Follows]

Ex G-1

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first written above.

Name: Robert Foley
Title: Chief Financial and Risk Officer

Ex G-2